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                                                                EXHIBIT 10.10

                                1996 BONUS PROGRAM FOR
                    THE SENIOR MANAGEMENT STAFF OF AMERICAN PAGING
                                  (revised 3/15/96)

    I.   PURPOSE

         - To provide suitable incentive for the senior corporate staff of American Paging (API) to extend their best efforts to achieve superior results in relation to key performance targets.

         - To suitably reward API's senior corporate staff in relation to their success in meeting and exceeding these performance targets.

         - To help API attract and retain talented management personnel in positions of critical importance to the success of API.

    II.  BASIC PREMISES

         - The 1996 performance categories: Operating Cash Flow (EBITDA), Service Revenue and Individual Objectives were selected because they are the prime indicators of API's growth and progress.

    III. PARTICIPANTS

         ) President and CEO
         ) V. P. Sales and Marketing
         ) V. P. Finance
         ) V. P. Operations
         ) V. P. Human Resources
         ) V. P. Engineering
         ) V. P. Business Development
         ) Executive Director Sales and Marketing
         ) Regional Directors of Sales
         ) Regional Directors of Engineering
         ) Director of Operations Center
         ) Director of Staffing and People Development
         ) Controller

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API 1996 Bonus Program (revised 3/15/96)
API Senior Management Staff

    IV.  TARGET OF BONUS AND WEIGHING OF PERFORMANCE CATEGORIES

         - The target bonus for each of the eligible individuals in Section III other than the President/CEO is 25% of base salary. The target for the President/CEO is 30% of base salary. Greater or less than 100% of the bonus target may be achieved if there is positive or negative variance from the plan. This is detailed in Section V below.

         NOTE: Regional Directors' bonus for Operating Cash Flow (EBITDA) and Service Revenue is calculated for their specific region rather than the entire company.

         PERFORMANCE CATEGORY                         WEIGHING
         --------------------                         --------
              Operating Cash Flow (EBITDA)                 45%
              Service Revenue                              40%
              Individual Objectives                        15%
                                                           ---
                                                           100%

    V.   PERFORMANCE CATEGORY RESULTS AS THEY AFFECT THE SIZE OF THE BONUS

         The following performance category's actual results will determine the portion of the total bonus pool to be paid:

         1. OPERATING CASH FLOW (EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION): Measured against 1996 API Operating Statement. (See scale below):

         Operating Cash Flow
           Actual Performance                      Percent of Salary *See Note 1
           ------------------                      -----------------
           At Least $30 Million                           23%
           At Least $29 Million                           20%
           At Least $28 Million                           17%
           At Least $27 Million                           15%
           At Least $26 Million                           13%
           At Least $25 Million                           12%
           At Least $24 Million   (Budget $23.7 Million)  11%  (Target bonus)
           At Least $23 Million                           10%
           At Least $22 Million                            9%
           At Least $21 Million                            7%
           At Least $20 Million                            5%
           At Least $19 Million                            3%
           At Least $18 Million                            1%
           Less Than $18 Million                           0%

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API 1996 Bonus Program (revised 3/15/96)
API Senior Management Staff

2. SERVICE REVENUE: Measured against 1996 API Operating Statement. (See scale below):

    Actual Performance                             Percent of Salary *See Note 1
    ------------------                             -----------------
    At Least $115 Million                                 21%
    At Least $114 Million                                 18%
    At Least $113 Million                                 16%
    At Least $112 Million                                 14%
    At Least $111 Million                                 12%
    At Least $110 Million                                 11%
    At Least $109 Million    (Budget $108.9 Million)      10%  (Target bonus)
    At Least $108 Million                                  9%
    At Least $107 Million                                  8%
    At Least $106 Million                                  6%
    At Least $105 Million                                  4%
    At Least $104 Million                                  2%
    Less Than $104 Million                                 0%

3. INDIVIDUAL OBJECTIVES: To accomplish the transformation and restructuring of the Company and to position the Company for a successful future, API wishes to reinforce the accomplishment of activities taken in support of these objectives. Specifically, in the following key areas:

         - Reduced operating costs
         - Improved technical systems
         - Expanded business growth
         - Redesigned information systems
         - Development and retention of employees
         - Productivity of employees
         - Customer service and customer retention
         - Positive corporate structure
         - Teamwork, cooperation and communication among regions

    Each plan participant will submit two to three specific objectives to the President and CEO of API prior to March 1, 1996 by which that participant will be measured during the calendar year 1996. These objectives, which must be approved by the President/CEO of API, will be in the area of the business over which the participant has some substantial control or influence, and is important to API. The President/CEO of API will submit his specific objectives to the President/CEO of TDS under the same conditions as above.

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API 1996 Bonus Program (revised 3/15/96)
API Senior Management Staff

         Upon approval of the written objectives, each participant will be required to submit a written progress report on their own individual objectives to the President/CEO by the following dates to coincide with semi-annual performance reviews: June 30, 1996; January 15, 1997. Final reviews and determination of awards under this category will occur no later than February 15, 1997. The following scale will be used to measure and reward accomplishment of objectives:

         Assessed Specific Objective                             Percent of
          Performance for the Year                            Salary *See Note 1
          ------------------------                            ------
         OUTSTANDING - Overall performance greatly              6%
         exceeded that which was planned or could be expected. It represented a truly stellar level of accomplishment.

         COMMENDABLE - Overall performance for the              5%
         year significantly exceeded that which was planned or could reasonably be expected.
         It represented an excellent level of
         accomplishment.

         TARGET - Overall performance for the year fully        4%
         met that which was planned or could reason-ably be expected. It represented a good level of accomplishment.

         SATISFACTORY - Overall performance for the             2%
         year was somewhat below that which was
         planned or could reasonably be expected.
         It represented an adequate level of
         accomplishment.

         LESS THAN SATISFACTORY - Overall performance           0%
         was well below what was planned or could be expected. It represented less than an adequate level of accomplishment.

* Note 1: For each "Percent of Salary" in category V.1. through V.3. above the President/CEO calculation is 1.2 times the actual percent listed.

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API 1996 Bonus Program (revised 3/15/96)
API Senior Management Staff


VI. CAP ON BONUS

         - API senior managers are encouraged to excel in all areas of the 1996 bonus program; however, the total bonus for the year shall not exceed a combined total of 50% of any individual participant's base salary for 1996.

VII.     EXCLUSIONS

         - Revenue, expenses and income results for 1996 shall exclude extraordinary items such as acquisitions or divestitures of companies and new business starts, including narrowband PCS development. The effect of acquisitions will be excluded for a period of four calendar quarters after the closing date of each acquisition.

VIII.    ADMINISTRATION

         - The Vice President - Finance, API and the Vice President - Human Resources, API will verify the measurement methods to be used for each of the performance categories identified in the Bonus Plan and will inform the President/CEO of API of any areas in which such measurements are not reliable or achievable.

         - The Vice President - Finance and the Vice President - Human Resources, API will, as soon as possible after the end of the year, provide the President of API, the Executive Vice President - Finance, TDS and the Vice President - Human Resources, TDS with the 1996 results of all performance measures discussed in the Bonus Plan.

         - As soon as the former have signed off on the accuracy of the results achieved and have resolved any questions or problems they may have with the results, the final proposed settlement of the Bonus Plan will be submitted to the President & CEO of API and the Chairman of the Board of Directors of API for their final approval.

         - Should judgmental questions or disputes arise with regard to the calculations used to determine each participant's bonus amount, the final decision on the Bonus Plan payment amount will be made by the Chairman of the Board of Directors of API.

         - Every effort made to pay all bonuses under the 1996 API Senior Management Bonus Program by March 15, 1997 or earlier if possible.

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API 1996 Bonus Program (revised 3/15/96)
API Senior Management Staff


         - This Bonus Program applies only to the year 1996 and will be reviewed late in 1996 by the President/CEO of API and Chairman of the Board of Directors of API to determine whether it should be continued, revised, or discontinued.

         - Participants must be employed in a senior management position the entire calendar year to be eligible to receive a bonus under the Bonus Program, unless in the joint opinion of the President/CEO of API and Chairman of the Board of Directors of API, the particular circumstances that were involved justify a partial bonus being awarded.

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